Annual Report
March 31, 2000

AFBA
Five Star
Fund SM


100% pure no-load
mutual funds


MESSAGE
To Our Shareholders

The AFBA Five Star USA Global Fund has been awarded Mutual Funds Magazine's highest performance rating: the Five Star-All Star rating. This prestigious rating was based on the risk and performance of the USA Global Fund over the fund's lifetime and over the past twelve months.

Mutual Funds Magazine's rating is based on risk-adjusted return among 2637 and 3121 equity funds for overall and one-year performance, respectively. The ratings reflect historical risk-adjusted performance through 3/31/2000 and are subject to change. Overall ratings are calculated from the fund's total return, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years.

                     Investment Results - Total Return
                      One Year        Since        Life of Fund
                       Ended        Inception       Cumulative*
AFBA Five Star Fund   3/31/00   6/3/97 to 3/31/00     3/31/00
Balanced               17.39%           9.12%          27.98%
Equity                 28.22%          15.46%          50.16%
High Yield              4.28%           1.54%           4.41%
USA Global             53.11%          20.85%          70.83%

*Cumulative return is not annualized.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The balance of this report will be the Portfolio Management Review, in which the Funds' investment counsel, Kornitzer Capital Management, Inc. will discuss fund performance, stock market and economic trends, as well as other matters of interest to our investors.

We would be very pleased to answer your questions and comments, or to provide additional information about your investments.

Sincerely,

/S/C.C. Blanton
C.C. Blanton
Chairman


Portfolio Management Review

We want to thank all our fellow shareholders for their continued support of Kornitzer Capital Management Inc. and the AFBA Five Star Mutual Funds. We are pleased to report the past twelve months have been a very positive period for the AFBA Five Star Funds. Our blend (growth and value) approach to equity management has served us well, particularly in early 2000 as the stock markets have experienced extreme volatility. In addition, we believe we are seeing tangible benefits from our decision made several years ago to invest based on long-term themes and trends. These include trends such as changing demographics, the expansion of global brands and the continuing high rate of investment in technology and telecommunications to improve productivity.

We believe taking a close look at the AFBA Five Star Equity Fund over the past year is a good way to better understand and appreciate our blend equity style. Our equity fund had a fine year, yet it was hardly a case of a rising tide lifting all boats equally in the stock market. In fact, it was quite the opposite. According to Lipper Analytical Services the average Multi-Cap Equity Growth Fund rose a remarkable 57.39% over the past twelve months while the average Multi-Cap Equity Value Fund rose just 5.42%. The picture inside the AFBA Five Star Equity Fund performance was very similar. Of the some 40 stocks owned in the Fund, 10 to 15 drove the bulk of the performance for the year. Virtually all the winners were growth companies and the majority were technology companies.

You might ask why not own all growth stocks? The answer goes back to the basic philosophies we adopted at the time we started the AFBA Five Star Funds. We strive for consistency of performance over time with a reasonable to low degree of volatility. The performance of the various indices since March 31, 2000 provide an example of what can happen when you only swing for the fences. In just over one month (thru May 2nd), the Lipper Multi-Cap Growth Equity Index has declined some 11% while the Lipper Multi-Cap Value Index has held steady. The AFBA Five Star Equity Fund fell less than 2%. We believe our diversity is serving shareholders well.

In the technology area we have been very careful to own companies with sustainable long-term business models. We have been particularly careful in avoiding companies that are not self-financing. This has excluded the majority of all internet stocks. While we missed many opportunities in 1999 because of this stance we now feel vindicated as the market has become much more discerning in early 2000. We feel the performance differential between technology stocks with and without viable long-term business models will widen further as the year progresses. The financing window will likely close more tightly to those internet companies that are far from generating profits or positive cashflow. As a result, we could see numerous internet bankruptcies later this year.

We believe the outlook for the overall stock market going forward will be tied to U.S. productivity. We believe the outlook remains bright. Corporations are clearly faced with a tight labor market and the reality of rising labor costs. Their challenge has been to absorb these higher labor costs without passing them through as higher prices to their customers, but still deliver improved profits. This has been and remains a tough challenge, but thus far corporations have succeeded. We believe they have succeeded by motivating employees to work harder through profit- sharing plans and through continued heavy investment in technology. This combination has led to the largest gains in U.S. productivity in history. We believe Alan Greenspan and the Federal Reserve understand this phenomenon and that is why their interest rate moves have been measured in the face of a booming economy.

The rather lackluster absolute performance by bond funds will likely continue until the economy cools or inflation is so tame that a greater consensus builds in our higher productivity theme. We have no idea when either will take place. We do know that corporate bonds, and high yield bonds in particular, offer compelling yields and value at present levels. The patient investor in our High Yield Fund is being paid a handsome current yield to wait for other investors to return to this market. When they do return we are confident total returns will improve significantly. We might note that on a relative basis the AFBA Five Star High Yield Fund has outperformed it's peer group during this difficult period.

We are very pleased to announce the hiring of David Eshnauer as a portfolio manager and analyst who will begin co-managing the AFBA Five Star High Yield Fund. Dave joins Kornitzer Capital Management from Security Management Company where he was portfolio manager of their high yield fund. Dave has 18 years of experience as a bond and stock manager and research analyst.

As we move forward in 2000 we plan to intensify our research efforts and focus on picking attractive stocks and bonds. We believe the easy ride in certain segments is over and superior stock picking will stand out in 2000. As shareholders, you can rest assured that our commitment to research and a solid, deep research team is stronger than ever.

The following is a snapshot and comment on how each of the AFBA Five Star Funds performed over the past twelve months.

AFBA Five Star Balanced Fund

AFBA Five Star Balanced Fund generated a total return (price change and reinvested distributions) of 17.39% for the twelve months ended March 31, 2000. The average balanced fund, as measured by Lipper Analytical Services, registered a return of 10.45% for the period. The Fund shifted more assets to equities during the period. While this shift resulted in lower income distributions as the year progressed, the Fund's total return to shareholders improved significantly.

CHART - One Year Performance

AFBA Five Star Equity Fund

AFBA Five Star Equity Fund generated a total return (price change and reinvested distributions) of 28.22% for the twelve months ended March 31, 2000. This return surpassed the unmanaged Standard & Poor's 500 return of 17.93%. The Fund's peer group, as measured by the Lipper Multi-Cap Core Equity Fund Index, produced a return of 26.56% for the period.

The Fund's performance for the period was a product of the firm's blend equity style as well as a very disciplined adherence to our identified long-term investment themes.

CHART - One Year Performance

AFBA Five Star USA Global

AFBA Five Star USA Global Fund generated a total return (price change and reinvested distributions) of 53.11% for the twelve months ended March 31, 2000. These results surpassed the 17.93% return of the unmanaged S&P 500 Index and the 36.33% return for the Lipper Global Fund Index.

We continue to believe this unique Fund could be one of the biggest long-term beneficiaries of the superior long-term growth potential of developing countries around the globe. We say this with confidence because this Fund concentrates on the type of U.S. companies that already have major sales, profits and a strong presence in countries throughout Asia, South America, Latin America and many other developing regions. We have never been more optimistic about the long-term prospects for U.S. multi-national companies.

CHART - One Year Performance

AFBA Five Star High Yield Fund

AFBA Five Star High Yield Fund generated a total return (price change and reinvested distributions) of 4.28% for the twelve months ended March 31, 2000. The average high yield fund, as measured by Lipper Analytical Services, provided a return of 0.00% for the period.

We look forward to tracking all the AFBA Funds with you in future letters. As fellow shareholders we are fully committed to your financial success in the future.

Sincerely,

/s/John C. Kornitzer          /s/Kent W. Gasaway
John C. Kornitzer             Kent W. Gasaway
President                     Sr. Vice President

/s/Tom W. Laming
Tom W. Laming
Sr. Vice President


CHART - AFBA Five Star Balanced Fund versus S&P 500 and Merrill Lynch Bond Fund Index Weighted Average

CHART - AFBA Five Star Equity Fund versus S&P 500

CHART - AFBA Five Star High Yield Fund versus
Merrill Lynch High Yield Bond Fund Index

CHART - AFBA Five Star USA Global Fund versus S&P 500

AFBA FIVE STAR
Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

 SHARES      COMPANY                                          MARKET VALUE

Common Stocks - 61.73%
CONSUMER CYCLICAL - 7.54%
 3,000       Argosy Gaming Co.*                                $    42,750
 4,000       Carnival Corp.                                         99,250
 6,000       Elcor Corp.                                           207,000
 4,000       Ethan Allen Interiors, Inc.                           100,000
 2,900       Interface, Inc. Cl. A                                  12,325
 5,000       Mirage Resorts, Inc.                                   96,875
 7,000       ServiceMaster (The) Co.                                78,750
                                                                   636,950
Consumer Staples - 6.57%
 2,000       Bestfoods, Inc.                                        93,625
 2,500       McDonald's Corp.                                       93,906
 3,000       PepsiCo, Inc.                                         103,688
 1,000       Procter & Gamble Co.                                   56,250
 8,000       Strayer Education, Inc.                               208,000
                                                                   555,469
ENERGY - 2.52%
17,000       Frontier Oil Corp.*                                   127,500
 3,000       McDermott International, Inc.                          27,562
 1,000       Royal Dutch Petroleum Co.                              57,563
                                                                   212,625
Financial - 13.44%
 2,000       American Express Co.                                  297,875
 2,000       Bank of America Corp.                                 104,875
 3,000       Fleet Boston Financial Corp.                          109,500
 3,400       Kansas City Southern Industries, Inc.                 292,188
 2,500       PNC Bank Corp.                                        112,656
 1,500       Union Planters Corp.                                   46,219
 7,000       Unumprovident Corp.                                   119,000
 2,000       Washington Mutual, Inc.                                53,000
                                                                 1,135,313
HEALTH CARE - 6.90%
 3,000       Abbott Laboratories                                   105,563
 1,500       American Home Products Corp.                           80,437
 1,000       Johnson & Johnson                                      70,063
 2,500       Merck & Company, Inc.                                 155,312
 2,500       Quintiles Transnational Corp.                          42,656
 3,500       Schering-Plough Corp.                                 128,625
                                                                   582,656
Technology - 18.08%
 3,000       Analog Devices, Inc.*                                 241,687
 4,000       Atmel Corp.*                                          206,500
 2,000       Cisco Systems, Inc.*                                  154,625
 4,000       Compaq Computer Corp.                                 106,500
 1,250       Hewlett-Packard Co.                                   165,703
 2,000       Intel Corp.                                           263,875
 1,000       Lucent Technologies, Inc.                              60,750
 1,000       Microsoft Corp.                                       106,250
 3,500       Scientific-Atlantic, Inc.                             222,031
                                                                 1,527,921

TRANSPORTATION & SERVICES - 3.36%
 3,000       FEDEX Corp.*                                          117,000
 8,000       Southwest Airlines Co.                                166,500
                                                                   283,500
UTILITIES - 3.32%
 2,000       Enron Corp.                                           149,750
 1,250       GTE Corp.                                              88,750
 1,000       SBC Communication, Inc.                                42,000
                                                                   280,500

Total Common Stocks                                              5,214,934
(Cost $4,325,468)

Convertible Preferred Stocks - 4.97%
 1,600       Bethlehem Steel Corp.                                  44,000
 2,000       Freeport-McMoran Copper & Gold, Inc.                   29,625
 8,500       ICO Holdings, Inc.                                    131,750
 2,000       Kmart Financing I                                      86,125
 2,500       TXI Capital Trust I                                    80,312
 4,000       Tesoro Petroleum Corp.                                 48,500

Total Convertible Preferred Stocks                                 420,312
(Cost $523,259)

  FACE
 AMOUNT      DESCRIPTION                                      MARKET VALUE

Corporate Bonds - 18.26%
$175,000     Argosy Gaming Co., 10.75% due 6-1-09                  178,063
 100,000     Callon Petroleum Co., 10.125% due 9-15-02              96,500
 200,000     Eagle Geophysical, Inc., 10.75% due 7-15-08*           25,000
  15,000     Exide Corp., 10.00% due 4-15-05                        14,475
  40,000     Fairchild Semiconductor Corp., 10.125% due 3-15-07     39,000
 175,000     Frontier Oil Corp., 9.125% due 2-15-06                151,375
   5,000     Frontier Oil Corp., 11.75% due 11-15-09                 4,725
  30,000     Giant Industries, Inc., 9.75% due 11-15-03             29,100
  80,000     HS Resources, Inc., 9.875% due 12-1-03                 79,200
  60,000     ICO Holdings, Inc., 10.375% due 6-1-07                 56,100
 120,000     Kaiser Aluminum & Chemical Corp., 12.75% due 2-1-03   111,600
  30,000     Kaiser Aluminum & Chemical Corp., 9.875% due 2-15-02   28,200
  65,000     King Pharmacy, 10.75% due 2-15-09                      64,675
  25,000     Nortek, Inc., 9.875% due 3-1-04                        23,563
  25,000     Neuvo Energy Co., 9.50% due 6-1-08                     24,187
 180,000     Pilgrim's Pride Corp., 10.875% due 8-1-03             181,350
  75,000     Plains Resources, Inc., 10.25% due 3-15-06             72,375
 150,000     Republic Group, Inc., 9.50% due 7-15-08               134,250
  50,000     Southern Mineral Corp., 6.875% due 10-01-07            17,500
  75,000     Specialty Retailers, Inc., 9.00% due 7-15-07           15,188
 165,000     United Refining Co., 10.75% due 6-15-07                99,825
 120,000     Wiser Oil Co., 9.50% due 5-15-07                       96,600

Total Corporate Bonds                                            1,542,851
(Cost $1,878,173)

CONVERTIBLE Corporate Bonds - 11.03%
  30,000     Allwaste, Inc., 7.25% due 6-1-14*                       2,400
  65,000     Callon Petroleum Co., 10.25% due 9-15-04               62,725
 100,000     Exide Corp., 2.90% due 12-15-05                        58,000
 200,000     HMT Technology Corp., 5.75% due 1-15-04                88,000
 125,000     Hexcel Corp., 7.00% due 8-1-03                         86,250
 155,000     Intevac, Inc., 6.50% due 3-1-04                        79,825
   9,000     Kerr McGee Corp., 7.50% due 5-15-14                     8,528
 200,000     Key Energy Group, Inc., 5.00% due 9-15-04             150,000
 150,000     Lomak Petroleum, Inc., 6.00% due 2-1-07                78,937
  10,000     Moran Energy, Inc., 8.75% due 1-15-08                   9,450
  10,000     OHM Corp., 8.00% due 10-1-06                            8,775
 150,000     Sunrise Assisted Living, Inc.,
               5.50% due 6-15-02                                   118,125
 205,000     Swift Energy Co., 6.25% due 11-15-06                  180,656

Total Convertible Corporate Bonds                                  931,671
(Cost $1,179,772)

Total Investments - 95.99%                                       8,109,768
(Cost $7,906,672)

Other assets less liabilities - 4.01%                              338,851

Total Net Assets - 100.00%                                     $ 8,448,619

For federal income tax purposes, the identified cost of investments owned at March 31, 2000, was $7,924,798.
Net unrealized appreciation for federal income tax purposes was $184,970, which is comprised of unrealized appreciation of $1,313,816 and unrealized depreciation of $1,128,846.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA Five Star
Equity Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

 SHARES      COMPANY                                          MARKET VALUE

Common Stocks - 96.94%
Capital goods - 2.63%
 6,900       Tyco International Ltd.                           $   344,138

Consumer Cyclical - 14.71%
14,600       Barnes & Noble, Inc.                                  335,800
10,900       Carnival Corp.                                        270,456
 7,700       Coachmen Industries, Inc.                             106,356
 7,300       Elcor Corp.                                           251,850
13,000       Ethan Allen Interiors, Inc.                           325,000
 6,700       Fairfield Communities, Inc.*                           53,181
23,000       Mirage Resorts, Inc.                                  445,625
12,000       ServiceMaster (The) Co.                               135,000
                                                                 1,923,268
Consumer Staples - 12.65%
 2,500       Apollo Group, Inc.                                     70,469
 2,500       DeVry, Inc.                                            76,250
 8,800       Disney (Walt) Holding Co.                             364,100
 4,500       ITT Educational Services, Inc.                         72,000
 7,000       McDonald's Corp.                                      262,937
10,400       PepsiCo, Inc.                                         359,450
13,400       Sara Lee Corp.                                        241,200
 9,100       Viad Corp.                                            208,163
                                                                 1,654,569
Energy - 2.25%
 5,100       Royal Dutch Petroleum Co.                             293,569

Financial - 14.76%
 8,400       Allstate Corp.                                        200,025
 3,300       American Express Co.                                  491,494
 7,300       Bank of America Corp.                                 382,794
 8,400       Fleet Boston Financial Corp.                          306,600
 3,200       Kansas City Southern Industries, Inc.                 275,000
 5,000       PNC Bank Corp.                                        225,312
 1,600       Union Planters Corp.                                   49,300
                                                                 1,930,525
Health Care - 9.46%
 9,100       Abbott Laboratories                                   320,206
 3,700       Johnson & Johnson                                     259,231
 6,500       Merck & Company, Inc.                                 403,813
 6,900       Schering-Plough Corp.                                 253,575
                                                                 1,236,825
SHARES OR
FACE AMOUNT  COMPANY AND DESCRIPTION                          MARKET VALUE

Technology - 29.05%
 4,900       Analog Devices, Inc.*                                 394,756
11,300       Atmel Corp.*                                          583,363
11,500       Cisco Systems, Inc.*                                  889,094
11,600       Diebold, Inc.                                         319,000
 2,900       Hewlett-Packard Co.                                   384,431
 2,300       Lucent Technologies, Inc.                             139,725
 4,400       Microsoft Corp.                                       467,500
 8,000       Scientific-Atlanta, Inc.                              507,500
 3,100       Wind River Systems, Inc.                              112,375
                                                                 3,797,744

TRANSPORTATION & SERVICES - 5.62%
 8,800       FEDEX Corp.*                                          343,200
18,800       Southwest Airlines Co.                                391,275
                                                                   734,475
UTILITIES - 5.81%
 7,300       Enron Corp.                                           546,587
 3,000       GTE Corp.                                             213,000
                                                                   759,587
Total Common Stocks                                             12,674,700
(Cost $9,759,389)

Repurchase Agreement - 3.21%
$420,000     UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by Federal National Mortgage
               Association Discount Notes,
               due 4-28-00 with a value of $428,982)               420,000
(Cost $420,000)

Total Investments - 100.15%                                     13,094,700
(Cost $10,179,389)

Other assets less liabilities - (0.15%)                            (19,610)

Total Net Assets - 100.00%                                     $13,075,090

For federal income tax purposes, the identified cost of investments owned at March 31, 2000, was $10,191,919.

Net unrealized appreciation for federal income tax purposes was $2,902,781, which is comprised of unrealized appreciation of $3,685,704 and unrealized depreciation of $782,923.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA Five Star
High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

SHARES OR
FACE AMOUNT  COMPANY AND DESCRIPTION                          MARKET VALUE

Convertible Preferred Stocks - 14.61%
 3,500       Bethlehem Steel Corp.                             $    96,250
 2,800       Freeport-McMoran Copper & Gold, Inc.                   41,475
 7,200       ICO Holdings, Inc.                                    111,600
 4,250       Kmart Financing I                                     183,016
 3,000       Lomak Petroleum, Inc.                                  56,250
 5,000       Tesoro Petroleum Corp.                                 60,625
 3,300       TXI Capital Trust I                                   106,012
 2,000       Union Pacific Capital Trust                            78,750

Total Convertible Preferred Stocks                                 733,978
(Cost $867,112)

Corporate Bonds - 48.43%
$200,000     Argosy Gaming Co., 10.75% due 6-1-09                  203,500
  50,000     Belco Oil & Gas, 10.50% due 4-1-06                     50,750
  75,000     Bio-Rad Laboratories, 11.625% due 2-15-07              75,562
  35,000     Callon Petroleum Co., 10.00% due 12-15-01              33,775
 100,000     Callon Petroleum Co., 10.125% due 9-15-02              96,500
  60,000     Cliffs Drilling, 10.25% due 5-15-03                    59,400
 175,000     Eagle Geophysical, Inc., 10.75% due 7-15-08*           21,875
 150,000     Fairchild Semiconductor Corp., 10.125% due 3-15-07    146,250
 200,000     Frontier Oil Corp., 9.125% due 2-15-06                173,000
 205,000     Giant Industries, Inc., 9.75% due 11-15-03            198,850
 180,000     HS Resources, Inc., 9.875% due 12-1-03                178,200
 100,000     ICO Holdings, Inc., 10.375% due 6-1-07                 93,500
  44,000     Kmart Corp., 9.78% due 1-5-20                          47,266
  75,000     Kaiser Aluminum & Chemical Corp., 12.75% due 2-1-03    69,750
  15,000     Kaiser Aluminum & Chemical Corp., 9.875% due 2-15-02   14,100
  50,000     King Pharmacy, 10.75% due 2-15-09                      49,750
  55,000     Nortek, Inc., 9.875% due 3-1-04                        51,837
  50,000     Nuevo Energy Co., 9.50% due 6-1-08                     48,375
 220,000     Pilgrim's Pride Corp., 10.875% due 8-1-03             221,650
 150,000     Plains Resources, Inc., 10.25% due 3-15-06            144,750
 100,000     Purina Mills, Inc., 9.00% due 3-15-10*                 25,500
 150,000     Republic Group, Inc., 9.50% due 7-15-08               134,250
 125,000     Specialty Retailers, Inc., 9.00% due 7-15-07           25,313
  50,000     Stone Container, 10.75% due 10-1-02                    50,688
 130,000     United Refining Co., 10.75% due 6-15-07                78,650
 175,000     Wiser Oil Co., 9.50% due 5-15-07                      140,875

Total Corporate Bonds                                            2,433,916
(Cost $2,842,266)

   FACE
  AMOUNT     DESCRIPTION                                      MARKET VALUE

Convertible Corporate Bonds - 28.12%
  32,000     Allwaste, Inc., 7.25% due 6-1-14*                       2,560
 300,000     Exide Corp., 2.90% due 12-15-05                       174,000
 200,000     HMT Technology Corp., 5.75% due 1-15-04                88,000
 125,000     Hexcel Corp., 7.00% due 8-1-03                         86,250
  85,000     Intevac, Inc., 6.50% due 3-1-04                        43,775
 140,000     Intevac, Inc., 6.50% due 3-1-04                        72,100
  25,000     Kmart Corp., 9.35% due 1-2-20                          22,949
  67,000     Kerr McGee Corp., 7.50% due 5-15-14                    63,482
 200,000     Key Energy Group, Inc., 5.00% due 9-15-04             150,000
 150,000     Lomak Petroleum, Inc., 6.00% due 2-1-07                78,938
 210,000     Moran Energy, Inc., 8.75% due 1-15-08                 198,450
  33,000     OHM Corp., 8.00% due 10-1-06                           28,957
  50,000     Southern Mineral Corp., 6.875% due 10-1-07             17,500
 175,000     Sunrise Assisted Living, Inc., 5.50% due 6-15-02      137,813
 282,000     Swift Energy Co., 6.25% due 11-15-06                  248,513

Total Convertible Corporate Bonds                                1,413,287
(Cost $1,712,454)

Repurchase Agreement - 6.97%
 350,000     UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by Federal National Mortgage
               Association Discount Notes,
               due 4-28-00 with a value of $357,319)               350,000
(Cost $350,000)

Total Investments - 98.13%                                       4,931,181
(Cost $5,771,832)

Other assets less liabilities - 1.87%                               94,055

Total Net Assets - 100.00%                                     $ 5,025,236

For federal income tax purposes, the identified cost of investments owned at March 31, 2000, was $5,772,499.
Net unrealized depreciation for federal income tax purposes was $841,318, which is comprised of unrealized appreciation of $17,476 and unrealized depreciation of $858,794.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA Five Star
Global Fund

SCHEDULE OF INVESTMENTS
March 31, 2000

SHARES       COMPANY                                          MARKET VALUE

Common Stocks - 89.03%
BASIC Materials - 2.41%
 4,200       Praxair, Inc.                                     $   174,825
 7,000       Sigma-Aldrich Corp.                                   188,125
                                                                   362,950
Capital Goods - 3.96%
 4,900       Boeing Co.                                            185,894
 4,200       Rockwell International Corp.                          175,612
 6,600       Teleflex, Inc.                                        234,300
                                                                   595,806
CONSUMER CYCLICAL - 5.38%
28,300       Interface, Inc. Cl. A                                 120,275
 5,200       Korn/Ferry International*                             154,700
19,000       Lear Corp.*                                           534,375
                                                                   809,350
Consumer Staples - 14.12%
 7,000       Bestfoods, Inc.                                       327,688
 4,700       Coca-Cola Co.                                         220,606
 6,000       Gillette Co.                                          226,125
10,600       McDonald's Corp.                                      398,162
 3,500       Proctor & Gamble Co.                                  196,875
23,200       Sara Lee Corp.                                        417,600
 4,400       Wrigley, (Wm.) Jr. Co.                                337,975
                                                                 2,125,031
FINANCIAL - 5.77%
 8,500       AFLAC, Inc.                                           387,281
 4,400       American International Group, Inc.                    481,800
                                                                   869,081
Health Care - 13.43%
 9,000       American Home Products Corp.                          482,625
 8,100       Bristol-Myers Squibb Co.                              467,775
 6,000       Johnson & Johnson                                     420,375
13,400       Quintiles Transnational Corp.                         228,638
11,500       Schering-Plough Corp.                                 422,625
                                                                 2,022,038
Technology - 43.96%
 5,100       Analog Devices, Inc.*                                 410,869
13,216       Applied Materials, Inc.*                            1,245,589
10,000       Applied Science & Technology, Inc.*                   302,500
12,200       Cisco Systems, Inc.*                                  943,213
 7,200       Dallas Semiconductor                                  252,900
 3,900       Hewlett-Packard Co.                                   516,994
46,700       HMT Technology Corp.*                                 154,694
 4,600       Intel Corp.                                           606,913
17,800       Intevac, Inc.*                                         82,325
 4,000       Micron Technology, Inc.                               504,000
 3,600       Microsoft Corp.                                       382,500
 1,700       Motorola, Inc.                                        242,037
12,500       National Semiconductor Corp.*                         757,812
 5,400       Thermoquest Corp.*                                     90,450
16,600       Western Digital Corp.                                 123,462
                                                                 6,616,258
Total Common Stocks                                             13,400,514
(Cost $10,382,554)

  FACE
 AMOUNT      DESCRIPTION                                      MARKET VALUE

Repurchase Agreement - 8.14%
$1,225,000   UMB Bank, n.a., 5.60% due 4-3-00
               (Collateralized by Federal National
               Mortgage Association Discount Notes,
               due 4-28-00 with a value of $1,250,119)           1,225,000
(Cost $1,225,000)

Total Investments - 97.17%                                      14,625,514
(Cost $11,607,554)

Other assets less liabilities - 2.83%                              425,802

Total Net Assets - 100.00%                                     $15,051,316

For federal income tax purposes, the identified cost of investments owned at March 31, 2000, was $11,607,994.
Net unrealized appreciation for federal income tax purposes was $3,017,520, which is comprised of unrealized appreciation of $3,937,828 and unrealized depreciation of $920,308.

*Non-income producing security

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2000

                                   BALANCED      EQUITY      HIGH YIELD     USA GLOBAL
                                     FUND         FUND          FUND           FUND
ASSETS:
 Investments at cost            $  7,906,672  $ 10,179,389  $  5,771,832  $ 11,607,554

 Investments at value           $  8,109,768  $ 13,094,700  $  4,931,181  $ 14,625,514
 Cash                                399,068       343,691        13,577       362,926
     Receivables:
     Investments sold                 60,860       152,064          -          446,902
     Dividends                         4,008         9,412         1,444         5,599
     Interest                         62,971            64        97,791           188
     Total assets                  8,636,675    13,599,931     5,043,993    15,441,129
LIABILITIES AND NET ASSETS:
     Payables:
     Management fees                   6,698        10,277         4,234        11,863
     Investments purchased           181,358       514,564        14,523       377,950
     Total liabilities               188,056       524,841        18,757       389,813
NET ASSETS                      $  8,448,619  $ 13,075,090  $  5,025,236  $ 15,051,316

NET ASSETS CONSIST OF:
 Capital (capital stock and
  paid-in capital)              $  7,922,428  $ 10,163,206  $  5,705,386  $ 10,623,363
 Accumulated undistributed
  net investment income               16,315         -            35,687         1,040
 Accumulated undistributed
  net realized gain (loss)
  from investment transactions       306,780        (3,427)      124,814     1,408,953
 Net unrealized appreciation
  (depreciation) of investments      203,096     2,915,311      (840,651)    3,017,960
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES             $  8,448,619  $ 13,075,090  $  5,025,236  $ 15,051,316
Capital shares, $1.00 par value:
 Authorized                       10,000,000    10,000,000    10,000,000    10,000,000
 Outstanding                         735,426       885,963       576,352       890,638
NET ASSET VALUE PER SHARE       $      11.49  $      14.76  $       8.72  $      16.90

See accompanying Notes to Financial Statements.


STATEMENTS
OF OPERATIONS

Year Ended March 31, 2000

                                    BALANCED     EQUITY    HIGH YIELD   USA GLOBAL
                                      FUND        FUND        FUND         FUND
INVESTMENT INCOME:
   Dividends                       $   72,737  $   96,442  $   60,002  $   66,593
   Interest                           247,858      20,017     417,891      34,802
                                      320,595     116,459     477,893     101,395
EXPENSES:
   Management fees                     62,926      95,190      46,250      91,231
   Registration fees                   12,101      12,005      12,008      11,755
     Total expenses before
      reimbursement                    75,027     107,195      58,258     102,986
     Less: expense reimbursement       (7,024)     (4,536)     (8,404)     (4,553)
     Net expenses                      68,003     102,659      49,854      98,433
     Net investment income            252,592      13,800     428,039       2,962
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain from investment
  transactions                        334,307     459,123     127,117   1,639,549
 Net unrealized appreciation
  (depreciation) during the year
   on investments                     534,088   2,161,418    (386,909)  2,558,228
     Net gain (loss) on
      investments                     868,395)  2,620,541    (259,792)  4,197,777
     Net increase in net assets
      resulting from operations    $1,120,987  $2,634,341  $  168,247  $4,200,739

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

For The Years Ended March 31, 2000 and 1999

                                          BALANCED FUND              EQUITY FUND
                                        2000          1999        2000         1999
OPERATIONS:
 Net investment income              $   252,592  $   190,516  $    13,800  $    34,572
 Net realized gain (loss) from
   investment transactions              334,307       (7,993)     459,123     (460,819)
 Net unrealized appreciation
   (depreciation) during the year
    on investments                      534,088     (409,071)   2,161,418      497,523
   Net increase (decrease) in net
    assets resulting from
     operations                       1,120,987     (226,548)   2,634,341       71,276
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                 (257,872)    (171,597)     (21,830)     (32,370)
 Net realized gain from investment
   transactions                         (19,074)      (9,146)       -            -
   Total distributions to
    shareholders                       (276,946)    (180,743)     (21,830)     (32,370)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                          3,336,887    4,673,972    3,886,088    5,048,164
 Reinvested distributions               273,992      175,665       21,723       32,141
                                      3,610,879    4,849,637    3,907,811    5,080,305
 Shares repurchased                  (1,343,491)    (810,261)    (767,413)  (1,388,846)
   Net increase from capital
    share transactions                2,267,388    4,039,376    3,140,398    3,691,459
     Net increase in net assets       3,111,429    3,632,085    5,752,909    3,730,365
Net Assets:
 Beginning of year                    5,337,190    1,705,105    7,322,181    3,591,816
 End of year                        $ 8,448,619  $ 5,337,190  $13,075,090  $ 7,322,181

 Undistributed net investment
  income at end of year             $    16,315  $    21,595  $     -      $     7,226

*Fund share transactions:
 Shares sold                            316,314      427,995      309,972      449,255
 Reinvested distributions                25,976       17,250        1,776        2,890
                                        342,290      445,245      311,748      452,145
 Shares repurchased                    (129,175)     (72,592)     (60,177)    (122,896)
   Net increase in fund shares          213,115      372,653      251,571      329,249

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

For The Years Ended March 31, 2000 and 1999

                                         HIGH YIELD FUND           USA GLOBAL FUND
                                        2000          1999        2000         1999
OPERATIONS:
 Net investment income              $   428,039  $   217,793  $     2,962  $    29,145
 Net realized gain (loss) from
   investment transactions              127,117       (2,303)   1,639,549     (191,248)
 Net unrealized appreciation
  (depreciation) during the year
   on investments                      (386,909)    (471,993)   2,558,228      277,431
   Net increase (decrease) in
    net assets resulting from
     operations                         168,247     (256,503)   4,200,739      115,328
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                 (408,599)    (201,852)     (15,043)     (21,277)
 Net realized gain from investment
   transactions                            -         (11,115)        -            -
   Total distributions to
    shareholders                       (408,599)    (212,967)     (15,043)     (21,277)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                          1,448,835    3,074,965    5,280,939    3,076,895
 Reinvested distributions               403,565      205,296       14,959       21,084

 Shares repurchased                   1,852,400    3,280,261    5,295,898    3,097,979
   Net increase from capital
    share transactions                 (578,709)    (214,474)    (264,457)    (303,021)
     Net increase in net assets       1,273,691    3,065,787    5,031,441    2,794,958
Net Assets:
 Beginning of year                    3,991,897    1,395,580    5,834,179    2,945,170
 End of year                       $  5,025,235  $ 3,991,897  $15,051,316  $ 5,834,179
 Undistributed net investment
  income at end of year            $     35,687  $    16,247  $     1,040  $    13,121

*Fund share transactions:
 Shares sold                             45,484       21,917        1,199        1,964
 Reinvested distributions               202,168      327,879      384,115      291,952

 Shares repurchased                     (63,573)     (21,499)     (20,839)     (28,294)
   Net increase in fund shares          138,595      306,380      363,276      263,658

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The AFBA Five Star Fund, Inc. (the Fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with the following series: AFBA Five Star Balanced Fund, AFBA Five Star Equity Fund, AFBA Five
Star High Yield Fund and AFBA Five Star USA Global Fund. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Investment Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined in good faith by the Board of Directors.
Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. The Equity
Fund designates $804 as long-term capital gain dividends.

C. Options - In order to produce incremental earnings and protect gains, the Fund may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written as of March 31, 2000.

D. Expense Limitation - Jones & Babson, Inc., the underwriter and distributor of the Fund, has voluntarily agreed to pay certain expenses of the Fund so that the total annual operating expenses of a portfolio will not exceed 1.08% of its average daily net assets. Jones & Babson, Inc. may be reimbursed by the Fund for such expenses at a later date if such reimbursement does not cause a portfolio's expenses to exceed the expense limitation percentage noted above.

E. Investment Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold.
Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of market discounts.
Premiums on debt securities are not amortized. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

F. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for deferral of post October and wash sale losses.

G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees were paid to AFBA Investment Management Company at the rate of 1% per annum of the average daily net asset values of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended March 31, 2000, (excluding maturities of short-term commercial notes and repurchase agreements) were as follows:

Balanced Fund
 Purchases                       $5,507,126
 Proceeds from sales              2,768,614

Equity Fund
 Purchases                       $6,539,536
 Proceeds from sales              2,954,791

High Yield Fund
 Purchases                       $2,980,666
 Proceeds from sales              1,538,312

USA Global Fund
 Purchases                       $7,116,424
 Proceeds from sales              3,327,703

For corporate shareholders, AFBA Five Star Balanced, Equity, High Yield and
USA Global Funds percent of ordinary income distributions qualifying for the corporate dividends received deduction are 18%, 100%, 13% and 21%, respectively.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                   BALANCED FUND
                                                                FOR THE PERIOD
                                                               FROM June 3, 1997
                                         Years Ended MARCH 31,    (inception)
                                             2000      1999    to March 31, 1998

Net asset value, beginning of period       $ 10.22   $ 11.39        $ 10.01
 Income from investment operations:
   Net investment income                      0.41      0.42           0.25
   Net gains on securities (both
    realized and unrealized)                  1.32     (1.17)          1.40
 Total from investment operations             1.73     (0.75)          1.65
 Less distributions:
   Dividends from net investment income      (0.43)    (0.40)         (0.23)
   Distributions from capital gains          (0.03)    (0.02)         (0.04)
 Total distributions                         (0.46)    (0.42)         (0.27)
Net asset value, end of period             $ 11.49   $ 10.22        $ 11.39

Total return*                                17.39%    (6.53%)        16.64%



Ratios/Supplemental Data
Net assets, end of period (in millions)    $     8   $     5        $     2
Ratio of expenses to average net assets**     1.08%     1.08%          1.08%
Ratio of net investment income to average
 net assets**                                 4.01%     4.76%          4.06%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**     1.19%     1.33%          1.10%
Ratio of net investment income to average
 net assets before voluntary expense
 reimbursement**                              3.90%     4.51%          4.04%
Portfolio turnover rate                         44%       53%            57%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                      EQUITY FUND
                                                                FOR THE PERIOD
                                                               FROM June 3, 1997
                                         Years Ended MARCH 31,    (inception)
                                             2000      1999    to March 31, 1998

Net asset value, beginning of period       $ 11.54   $ 11.77        $ 10.01
 Income from investment operations:
   Net investment income                      0.02      0.05           0.06
   Net gains on securities (both
    realized and unrealized)                  3.23     (0.22)          1.81
 Total from investment operations             3.25     (0.17)          1.87
 Less distributions:
   Dividends from net investment income      (0.03)    (0.06)         (0.05)
   Distributions from capital gains            -         -            (0.06)
 Total distributions                         (0.03)    (0.06)         (0.11)
Net asset value, end of period             $ 14.76   $ 11.54        $ 11.77

Total return*                                28.22%    (1.43%)        18.81%



Ratios/Supplemental Data
Net assets, end of period (in millions)    $    13   $     7        $     4
Ratio of expenses to average net assets**     1.08%     1.08%          1.04%
Ratio of net investment income to average
 net assets**                                 0.15%     0.61%          0.94%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**     1.13%     1.23%           -
Ratio of net investment income to average
 net assets before voluntary expense
 reimbursement**                              0.10%     0.46%           -
Portfolio turnover rate                         31%       64%            76%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                   HIGH YIELD FUND
                                                                FOR THE PERIOD
                                                               FROM June 3, 1997
                                         Years Ended MARCH 31,    (inception)
                                             2000      1999    to March 31, 1998

Net asset value, beginning of period       $  9.12   $ 10.62        $ 10.01
 Income from investment operations:
   Net investment income                      0.80      0.60           0.34
   Net gains on securities (both
    realized and unrealized)                 (0.42)    (1.49)          0.59
 Total from investment operations             0.38     (0.89)          0.93

 Less distributions:
   Dividends from net investment income      (0.78)    (0.58)         (0.32)
   Distributions from capital gains            -       (0.03)           -

 Total distributions                         (0.78)    (0.61)         (0.32)
Net asset value, end of period             $  8.72   $  9.12        $ 10.62

Total return*                                 4.28%    (8.45%)         9.37%



Ratios/Supplemental Data
Net assets, end of period (in millions)    $     5   $     4        $    1
Ratio of expenses to average net assets**     1.08%     1.08%         1.08%
Ratio of net investment income to average
 net assets**                                 9.27%     7.47%         5.51%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**     1.26%     1.46%         1.11%
Ratio of net investment income to average
 net assets before voluntary expense
 reimbursement**                              9.09%     7.09%         5.48%
Portfolio turnover rate                         34%       11%           31%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                     USA GLOBAL FUND
                                                                FOR THE PERIOD
                                                               FROM June 3, 1997
                                         Years Ended MARCH 31,    (inception)
                                             2000      1999    to March 31, 1998

Net asset value, beginning of period       $  9.12   $ 10.62        $ 10.01
Net asset value, beginning of period       $ 11.06   $ 11.17        $ 10.01
 Income from investment operations:
   Net investment income                      0.01      0.05           0.07
   Net gains on securities (both
    realized and unrealized)                  5.86     (0.11)          1.14
 Total from investment operations             5.87     (0.06)          1.21
 Less distributions:
   Dividends from net investment income      (0.03)    (0.05)         (0.05)
   Distributions from capital gains            -         -              -
 Total distributions                         (0.03)    (0.05)         (0.05)
Net asset value, end of period             $ 16.90   $ 11.06        $ 11.17

Total return*                                53.11%    (0.52%)        12.16%



Ratios/Supplemental Data
Net assets, end of period (in millions)    $    15   $     6        $     3
Ratio of expenses to average net assets**     1.08%     1.08%          1.04%
Ratio of net investment income to average
 net assets**                                 0.03%     0.67%          1.07%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**     1.13%     1.30%           -
Ratio of net investment income to average
 net assets before voluntary
 expense reimbursement**                     (0.02%)    0.45%           -
Portfolio turnover rate                         36%       19%            42%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT
AUDITORS

The Board of Directors and Shareholders of
AFBA Five Star Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AFBA Five Star Fund, Inc. (the
Fund) (comprised of the Balanced, Equity, High Yield and Global series) as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Fund at March 31, 2000, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United
States.

/S/ERNST & YOUNG LLP

Kansas City, Missouri
April 28, 2000

This report has been prepared for the information of the Shareholders of the AFBA Five Star Fund, and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained by calling the Fund at 1-800-243-9865.

Distributors: Jones & Babson, Inc., Kansas City, Missouri


AFBA Five Star Fund

AFBA Five Star Balanced Fund
AFBA Five Star Equity Fund
AFBA Five Star High Yield Fund
AFBA Five Star USA Global Fund

AFBA
Five Star
Fund SM

AFBA Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
www.afba.com

Shareholder Inquiries 1-888-578-2733



